Exhibit 10.24

L3 communications
Security & Detection Systems

2005 Gandy Boulevard North
Suite 600
St. Petersburg, FL 33702
Tel: (727) 556-0270
Fax: (727) 556-0271

Purchase Order

THIS PURCHASE ORDER NUMBER MUST APPEAR ON ALL INVOICES, SHIPPING DOCUMENTS, CARTONS AND CORRESPONDENACE RELATED TO THIS ORDER

PURCHASE ORDER NO.	CHANGE NO.	BUYER	PAGE
138449	0	JDK	1

SHIP TO:
L-3 SECURITY & DETECTION SYS
2005 GANDY BOULEVARD NORTH
SUITE 600
SAINT PETERSBURG, FI
U.S.A. 33702

BILL TO:
L-3 SECURITY & DETECTION SYS
2005 GANDY BOULEVARD NORTH
SUITE 600
SAINT PETERSBURG, FI
U.S.A. 33702

VENDOR: ARROYO SCIENCES, INC.
2400 LINCOLN AVENUE
ALTADENA, CA
U.S.A. 91001

ORDER DATE	VENDOR ID	SHIP VIA	F.O.B.	CONFIRMS TO
06/08/06	-ARROYOS00	PER ROUTING GUIDE	ORIGIN	BOB LYONS

TERMS:	REQUEST NO.	DELIVER TO	VENDOR TELEPHONE	TAX
0.00% 0 NET 30	ACSD PH II	KEN BISHOP	626-296-6310	NO

REMARKS	RESALE NO
ACSD PHASE II SUBCONTRACT	

ITEM	QUANTITY	PART NUMBER/DESCRIPTION	DELIVERY DATE	UOM	UNIT PRICE	AMOUNT
1	526929.00	Non-Stock	12/31/06	EA	1.000000	526929.00

SUBCONTRACT FOR ACSD PHASE II
ACSD PHASE II SUBCONTRACT WORK PER ASSIGNMENT:
N66001-05-9-6016

ATTACHED TO AND MADE PART OF THIS PURCHASE ORDER IS ARROYO SCIENCES STATEMENT OF WORK AND PRICING ORDER FOR YEAR 1 & YEAR 2. A SEPARATE PO WILL BE SUBMITTED UPON APPROVAL FOR YEAR 2.
THIS PO IS TO COVER YEAR 1 ONLY.

THIS TECHNICAL DATA MUST BE EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH EXPORT ADMINISTRATION REGULATION. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. IN ACCORDANCE WITH U.S. LAW, RESALE/RE-EXPRT OR TRANSFER TO CERTAIN DESIGNATED COUNTRIED IS PROHIBITED WITHOUT THE PRIOR WRITTEN CONSENT OF THE U.S. DEPARTMETN OF COMMERCE.

L-3 SHALL NOT BE LIABLE FOR ANY QTY/COSTS INCURRED ABOVE THAT STATED IN THIS PURCASE ORDER. NO AMENDMENT OF THIS ORDER SHALL BE VALID UNLESS SIGNED BY A DULY AUTHORIZED PROCUREMENT REPRESENTATIVE OF L-3 COMMUNICATRIONS

SUPPLIER SHALL NOTE PURCHSE ORDER ON ALL INVOICES, PACKING SLIPS AND ALL CORRESPONDENCE. FAILURE TO COMPY MAY DELAY PAYMENT OF INVOICE (S).

SPECIAL INSTRUCTIONS:

Vendor is required to send acceptance of this order to the person/department listed below, via fax or mail.

TOTAL

AUTHORIZED SIGNATURE

communications
Security & Detection Systems

2005 Gandy Boulevard North
Suite 600
St. Petersburg, FL 33702
Tel: (727) 556-0270
Fax: (727) 556-0271

Purchase Order

THIS PURCHASE ORDER NUMBER MUST APPEAR ON ALL INVOICES, SHIPPING DOCUMENTS, CARTONS AND CORRESPONDENACE RELATED TO THIS ORDER

PURCHASE ORDER NO.	CHANGE NO.	BUYER	PAGE
138449	0	JDK	2

SHIP TO:
L-3 SECURITY & DETECTION SYS
2005 GANDY BOULEVARD NORTH
SUITE 600
SAINT PETERSBURG, FI
U.S.A. 33702

BILL TO:
L-3 SECURITY & DETECTION SYS
2005 GANDY BOULEVARD NORTH
SUITE 600
SAINT PETERSBURG, FI
U.S.A. 33702

VENDOR: ARROYO SCIENCES, INC.
2400 LINCOLN AVENUE
ALTADENA, CA
U.S.A. 91001

ORDER DATE	VENDOR ID	SHIP VIA	F.O.B.	CONFIRMS TO
06/08/06	-ARROYOS00	PER ROUTING GUIDE	ORIGIN	BOB LYONS

TERMS:	REQUEST NO.	DELIVER TO	VENDOR TELEPHONE	TAX
0.00% 0 NET 30	ACSD PH II	KEN BISHOP	626-296-6310	NO

REMARKS	RESALE NO
ACSD PHASE II SUBCONTRACT	

ITEM	QUANTITY	PART NUMBER/DESCRIPTION	DELIVERY DATE	UOM	UNIT PRICE	AMOUNT
1	526929.00	Non-Stock	12/31/06	EA	1.000000	526929.00

PACKING SLIPS MUST BE SEALED AND ATTACHED TO ALL DELIVERED ITEMS. PACKING SLIP DESCRIPTION MUST MATCH P.O. DESCRIPTION AND SHOULD BE MARKED WITH P/N OR MANUFACTURER P/N, QUANTITY AND UNIT OF MEASURE.

SPECIAL INSTRUCTIONS:

Vendor is required to send acceptance of this order to the person/department listed below, via fax or mail.

TOTAL

$526929.00

AUTHORIZED SIGNATURE